Registration Rights Agreement

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February ___, 2008, and between Neuralstem, Inc., a Delaware corporation (the “Company”) and CJ CheilJedang Corporation, a Korean corporation (“Purchaser”).

WHEREAS, subject to the terms and conditions of the Securities Purchase Agreement, of even date herewith, by and between the Company and Purchaser (the “Securities Purchase Agreement”), the Company has sold shares of its common stock (the “Shares”) to Purchaser; and

WHEREAS, subject to the terms and conditions set forth herein, the Company has agreed to grant certain registration rights to Purchaser with respect to the Shares.

NOW, THEREFORE, in consideration of the promises, mutual covenants and conditions herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions.

Capitalized terms used and not otherwise defined herein are as defined in the Securities Purchase Agreement.

For purposes of this Agreement, the following terms shall have the following respective meanings:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Business Day” means any day except Saturday, Sunday, any day which is a national legal holiday in the United States or the Republic of Korea or any day on which banking institutions in the State of New York or Seoul are authorized or required by law or other governmental action to close.

“Common Stock” means the common stock of the Company, par value $.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Eligible Period” means the period (a) commencing from the Closing Date (as defined in the Securities Purchase Agreement) and (b) terminating when Purchaser is eligible to sell all the Registrable Shares pursuant to Rule 144k.

“Register,” “registered,” and “registration” refers to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Shares” means the shares of common stock of the Company issued or issuable to the Stockholder in accordance with the terms and conditions of the Securities Purchase Agreement, and any securities of the Company issued as a dividend on or other distribution with respect to, or in exchange for or replacement of, such common stock.Notwithstanding anything herein to the contrary, shares that may be resold immediately pursuant to Rule 144 without volume or manner restrictions shall no longer be deemed Registrable Securities.

“Registration Statement” means any registration statement described in Section 2 of this Agreement.

“Rule 144” means Rule 144 promulgated under the 1933 Act.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Stockholder” shall mean Purchaser and/or any assignee or transferee of Purchaser’s rights and obligations under this Agreement.

–“SEC” means the Securities and Exchange Commission.

“Securities Purchase Agreement” shall mean that securities purchase agreement of even date herewith between the Company and Purchaser.

Section 2. Registration Rights.

(a) Piggyback Registration.If during the first ninety (90) days of the Eligible Period, the Company proposes to register (for its own account, on behalf of its existing stockholders, or a combination of the foregoing) any of its common stock under the 1933 Act in connection with a public offering of such common stock solely for cash (other than a registration relating primarily to the sale of securities to participants in a Company stock plan or employee benefit plan, a transaction covered by Rule 145 under the 1933 Act or the resale of securities issued in such a transaction, a registration in which the only stock being registered is Common Stock issuable upon conversion or exchange of debt securities which are also being registered~~,~~ the Company shall, at such time, give the Stockholder notice of such registration no later than fifteen (15) Business Days before the date of filing. Upon the written request of the Stockholder, given within seven (7) Business Days after notice has been given by the Company, the Company shall, subject to this Section 2(a)(i) - (iii), cause to be registered under the 1933 Act all of the Registrable Shares that the Stockholder has requested to be registered. If the Stockholder decides not to include all or portion of its Registrable Shares in any registration statement filed by the Company, the Stockholder shall nevertheless continue to have the right to include any Registrable Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(i) In connection with any underwritten public offering under this Section 2(a), the Company shall not be required to include any of the Stockholder Registrable Shares in such underwriting unless the Stockholder accepts the terms of the underwriting as agreed upon between the Company and the underwriters for the offering (which underwriters shall be selected by the Company).

(ii)  If the total amount of securities, including Registrable Shares, requested to be included in an underwritten public offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering. In such event, the Company may reduce the number of, but not exclude in their entirety, Registrable Shares to be included in the offering concurrently with reducing or excluding the shares proposed to be offered by the Company, the holders of registration rights under the existing registration rights agreement; provided that if any other selling shareholder are included in the offering, the Company shall use its reasonable best efforts so that the number of shares that is actually included in the underwritten public offering, including Registrable Shares, is in proportion, as nearly as practicable, to the respective amounts of shares held by each holder of the shares requested to be included; provided, further, that the number of Registrable Shares to be included in such underwritten public offering shall not be reduced to a number of shares, the reasonably anticipated aggregate price to the public of which (before deduction of underwriting discounts and commissions) would equal less than the Subscription Amount (as defined in the Securities Purchase Agreement), without the prior consent of the Stockholder.

(iii) If at any time the SEC takes the position that the offering of some or all of the Registrable Shares in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act, the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415.In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 2(a)(iii) the SEC refuses to alter its position, the Company shall, upon obtaining consent of the Stockholder, (i) remove from the Registration Statement such portion of the Registrable Shares (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Shares as the SEC may require to assure the Company’s compliance with the requirements of Rule 415.Within 9 months of the initial registration filed hereunder being declared effective, the Company shall file an additional registration statement containing the Cut Back Shares.With regard to the new Registration Statement, all of the provisions of this Section 2(a)(iii) shall again be applicable to the Cut Back Shares.

(b) Demand Registration. If on or after the ninety first (91st) day of the Eligible Period the Company shall receive a written request froma Stockholder that the Company file a registration statement under the 1933 Act covering the registration of all of the Registrable Shares then outstanding, then the Company shall, within seven (7) Business Days of the receipt of such written request, give written notice of such request (“Request Notice”) to all Stockholder, and use its best efforts to effect, as soon as practicable, the registration under the 1933 Act of all Registrable Shares that the Stockholders request to be registered and included in such registration by written notice given by such Stockholders to the Company within fifteen (15) Business Days after receipt of the Request Notice.

Section 3. Obligations of the Company and Stockholder.Whenever required to effect the registration of any Registrable Shares under this Agreement the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become effective; provided, however, that the Company shall not be required to keep any such Registration Statement effective for more than ninety (90) days;

(b) Furnish to the Stockholder copies of a prospectus (including any preliminary prospectus) and, as soon as reasonably possible after the effectiveness of the Registration Statement, furnish to the Stockholder such numbers of copies of a final prospectus in conformity with the requirements of the 1933 Act, and such other documents as the Stockholder may reasonably request, in order to facilitate the resale or other disposition of Registrable Shares owned by it;

(c) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Stockholders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering.Each Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(e) Furnish, at the request of any Stockholder requesting registration of Registrable Shares, on the date that such Registrable Shares are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Stockholders requesting registration, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Shares and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Stockholders requesting registration, addressed to the underwriters, if any, and to the Stockholders requesting registration of Registrable Shares.

Section 4.  Obligations of the Stockholder.

(a) Stockholder shall furnish in writing to the Company such information regarding itself, the Registrable Shares held by it and the intended method of disposition of the Registrable Shares held by it, as shall be reasonably required to effect the registration of such Registrable Shares and shall execute such documents in connection with such registration as the Company may reasonably request.At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Stockholder of the information the Company requires from such Stockholder if such Stockholders elects to have any of the Registrable Shares included in the Registration Statement.Stockholder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if Stockholder elects to have any of the Registrable Shares included in the Registration Statement.

(b) Stockholder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless Stockholderr has notified the Company in writing of its election to exclude all of its Registrable Shares from such Registration Statement.

Section 5. Amendments. With respect to a Registration Statement filed pursuant to Section 2 of this Agreement, the Company shall prepare and file with the SEC such amendments to the Registration Statement and amendments or supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete for the entire period for which the Registration Statement remains effective.

Section 6. Notices.The Company shall:

(a)  Notify the Stockholder, promptly after it shall receive notice thereof, of the date and time when any Registration Statement and each post-effective amendment thereto has become effective;

(b)  Notify the Stockholder promptly of any request by the SEC for the amending or supplementing of any Registration Statement or prospectus or for additional information;

(c)  Notify the Stockholder, at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, of any event which would cause any such prospectus or any other prospectus as then in effect to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly prepare and file with the SEC, and promptly notify the Stockholder of the filing of, such amendments or supplements to any Registration Statement or prospectus as may be necessary to correct any such statements or omissions;

(d)  Notify Stockholder, promptly after it shall receive notice of the issuance of any stop order by the SEC suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

Section 7.  Conditions and Limitations On Registration Rights.The registration rights granted by this Agreement are subject to the following additional conditions and limitations:

(a) Amended Or Supplemented Prospectus. The Stockholder agrees that, upon receipt of any notice from the Company that suspends an effective Registration Statement, the Stockholder shall forthwith discontinue disposition of Registrable Shares until such Stockholder's receipt of copies of a supplemented or amended prospectus from the Company, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. If so directed by the Company, the Stockholder will deliver to the Company all copies of the prospectus covering such Registrable Shares current at the time of receipt of such notice of suspension.

(b) Discontinued Disposition. By its acquisition of Registrable Shares, Stockholder agrees that, upon receipt of a notice from the Company of: (i) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Shares or the initiation of any proceedings for that purpose; (ii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (iii) the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, prospectus or other documents so that, in the case of a Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iv) of the occurrence or existence of any pending corporate development with respect to the Company that the Company reasonably believes may be material and that, in the reasonable determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or prospectus, Stockholder will forthwith discontinue disposition of such Registrable Shares under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable prospectus (as it may have been supplemented or amended) may be resumed.The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as it practicable.Any such information provided to Stockholder by the Company shall remain confidential to Stockholder until such information otherwise becomes public, unless disclosure by the Stockholder is required by law; provided, further, that notwithstanding Stockholder’s agreement to keep such information confidential, each such Stockholder makes no acknowledgement that any such information is material, non-public information.

Section 8.  Indemnification.

(a) The Company will indemnify the Stockholder, each of its officers, directors and partners, legal counsel, agents and each person controlling the Stockholder within the meaning of Section 15 of the 1933 Act LK:NON: SEC-ALNK ACT33+15 , with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act LK:NON: SEC-ALNK ACT33+15 , against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, (commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the 1933 Act, the 1934 Act, and any state securities laws or any rule, regulation or qualification promulgated thereunder, and the Company will reimburse the Stockholder, each of its officers, directors, and partners, legal counsel, agents and each person controlling the Stockholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, PROVIDED, HOWEVER, that the Company will not be liable to any of the aforementioned person in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

The foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the SEC at the time the registration statement becomes effective or the amended prospectus filed with the SEC pursuant to Rule 424(b), as amended from time to time (the “Final Prospectus”), such indemnity shall not inure to the benefit of: (a) the Stockholder (i) if a copy of the Final Prospectus was not furnished by the Stockholder to the person asserting the loss, liability, claim or damage at or prior to the time such action as required by the 1933 Act and such Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage or (ii) to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by the Stockholder expressly for use therein, or (b) any underwriter (i) if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action as required by the 1933 Act and the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage or (ii) to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance on and in conformity with written information furnished to the Company by the underwriter for use therein.

(b) The Stockholder will, if Registrable Shares held by the Stockholder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act LK:NON: SEC-ALNK ACT33+15 , against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation (commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such directors, officers, persons, underwriters or control persons for any legal and any other expenses reasonably incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Stockholder expressly for use therein. Notwithstanding the foregoing, the liability of the Stockholder under this Section 8 shall be limited to an amount equal to the net proceeds received by the Stockholder from the sale of shares in such registration.

(c) Each party entitled to indemnification under this Section 8 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Stockholder hereunder exceed the net proceeds from the offering received by the Stockholder.

(e) The obligations of the Company and the Stockholder under this Section 8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

Section 9.  Expenses of Registration. The Company shall pay all registration, filing and qualification fees (including SEC filing fees and the listing fees of the NASDAQ Stock Market or any stock exchange on which the Company securities are traded) attributable to the Registrable Shares registered under this Agreement, and any legal, accounting or other professional fees or expenses incurred by the Company. The Stockholder shall pay all underwriting discounts, selling commissions and stock transfer taxes, if any, attributable to the sale of such securities registered by the Stockholder and any legal, accounting or other professional fees incurred by the Stockholder.

Section 10. Market Stand-Off. The Stockholder agrees that, upon the request of the underwriters managing any underwritten public offering of the Company's securities in connection with an effective registration statement under the 1933 Act, it will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, the Registrable Shares other than those included in the registration, without the prior written consent of such underwriters, for such period of time, not to exceed 180 days (or such lesser period as executive officers or directors of the Company are so restricted with respect to the transfer of shares of common stock of the Company held by them) after the effective date of the registration statement relating thereto, provided that such registration was filed as a result of the exercise by Stockholder of its rights pursuant to Section 2.The Stockholder agrees that, if requested by the underwriters for such an offering, it will enter into a lock-up agreement directly with the underwriters on substantially the same terms and conditions as described above. The Stockholder agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 10.

Section 11.  Right of First Refusal.If the Company shall propose to sell any Common Stock Equivalent while the Stockholder holds any Registrable Shares (other than a sale of securities to participants in a Company stock plan or employee benefit plan, a transaction covered by Rule 145 under the 1933 Act or the resale of securities issued in such a transaction, or a strategic transaction with an operating company the primary purpose of such transaction being other than financing), then the Company, prior to issuing any such Common Stock Equivalents, shall give written notice (the “Offer Notice”) to the Stockholder.The Offer Notice shall describe the terms and conditions upon which the Company proposes to sell such Common Stock Equivalents.The Offer Notice shall constitute an irrevocable offer by the Company to sell the Stockholder’ a participating share of such Common Stock Equivalents to the Stockholder on the same terms and conditions as set forth in the Offer Notice in an amount equal to the Stockholder’s overall ownership of the Company.By way of example, in the event the Stockholder owns 3% of the Company, the Stockholder shall be entitled to purchase 3% of the Common Stock Equivalents being sold. The Stockholder shall have ten (10) Business Days after its receipt of the Offer Notice to send to the Company a written notice (the “Acceptance Notice”) indicating that the Stockholder wishes to purchase such Common Stock Equivalents on such terms and conditions.If the Company does not receive the Acceptance Notice within such ten (10) Business Day period, then the Company shall have two (2) months thereafter to sell such Common Stock Equivalents to one or more third parties on terms and conditions no more favorable to such third parties than those specified in the Offer Notice.In the event the Company has not sold all such Common Stock Equivalents within such 2-month period, the Company shall not thereafter sell such Common Stock Equivalents without first again offering such Common Stock Equivalents to the Stockholder in the manner provided above in this Section 11.

Section 12. Assignment of Registration Rights and Right of First Refusal.The rights to cause the Company to register Registrable Shares pursuant to Section 2 and the right of first refusal pursuant to Section 11 may be assigned by Stockholder to a transferee or assignee of Registrable Shares who acquire the same in compliance with the Securities Purchase Agreement.

Section 13. Miscellaneous.

(a) Remedies.In the event of a breach by the Company or Stockholder of any of their respective obligations under this Agreement, Stockholder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement.The Company and Stockholder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Stockholder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Stockholder.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Securities Purchase Agreement.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

(f) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(g) Governing Law.All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Securities Purchase Agreement.

(h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

COMPANY:

NEURALSTEM, INC.

By:	Richard Garr
Its:	Chief Executive Officer

PURCHASER:

CJ CHEILJEDANG CORPORATION

By:	Jin Soo Kim
Its:	Chief Executive Officer